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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 3, 2004

                                ANDRX CORPORATION
             (Exact name of registrant as specified in its charter)


               Delaware                                  0-31475                               65-1013859
---------------------------------------- ----------------------------------------- -----------------------------------
    (State or other jurisdiction of              (Commission File Number)          (IRS Employer Identification No.)
            incorporation)

                        4955 Orange Drive, Davie, Florida                                          33314
----------------------------------------------------------------------------------- ----------------------------------
                     (Address of principal executive offices)                                    (Zip Code)


       Registrant's telephone number, including area code: (954) 584-0300



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS

See attached press release dated February 3, 2004 filed as Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ANDRX CORPORATION



Date: February 3, 2004                 By: /s/ SCOTT LODIN
                                           -------------------------------------
                                           Scott Lodin
                                           Executive Vice President and
                                           General Counsel